Transamerica Funds

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information, as supplemented

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Transamerica Morgan Stanley Mid-Cap Growth

Transamerica WMC Diversified Growth (each a “Fund”)

The Board of Trustees has approved reorganizations pursuant to which each Fund’s assets would be acquired, and its liabilities would be assumed, by the Destination Fund listed opposite the Fund in the chart below in exchange for shares of the Destination Fund. The Fund would then be liquidated, and shares of the Destination Fund would be distributed to Fund shareholders.

Fund	Destination Fund
Transamerica Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Growth Opportunities
Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity

Under each reorganization, Fund shareholders would receive shares of the Destination Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

Each reorganization does not require shareholder approval but is subject to the satisfaction of certain conditions. An information statement describing the reorganizations will be mailed to shareholders of the Funds in advance of the closing of the reorganizations, which is expected to occur in the first quarter of 2012. Prior to the reorganizations, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.

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Investors Should Retain this Supplement for Future Reference

October 13, 2011